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INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

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Templeton GROWTH VIP FUND

A SERIES OF FRANKLIN Templeton VARIABLE INSURANCE PRODUCTS TRUST

One Franklin Parkway

San Mateo, CA 94403-1906

 IMPORTANT NOTICE OF INTERNET AVAILABILITY
 OF INFORMATION STATEMENT

This notice provides only an overview of the more complete Information Statement that is available to you on the Internet relating to the Templeton Growth VIP Fund (the “Fund”), a series of Franklin Templeton Variable Insurance Products Trust (the “Trust”).  We encourage you to access and review all of the important information contained in the Information Statement, available online at: https://franklintempletonprod.widen.net/s/6qhd5mcprp/tlvip_stmt.

The Information Statement describes a recent change involving the investment management of the Fund.  Templeton Global Advisors Limited (“Global Advisors”) currently serves as the investment manager to the Fund.  Under an exemptive order from the U.S. Securities and Exchange Commission, Global Advisors is permitted to appoint and replace both wholly owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors without obtaining prior shareholder approval, but subject to the approval of the Trust’s Board of Trustees (the “Board”).  Under the exemptive order, Global Advisors, the Fund’s investment manager, has the ultimate responsibility, subject to oversight by the Board, to oversee the Fund’s sub-advisor(s) and recommend their hiring, termination and replacement.  On February 26, 2024, the Board, on behalf of the Fund, appointed Templeton Asset Management, Ltd. (“TAML”) as a sub-advisor to the Fund and approved a new sub-advisory agreement between Global Advisors and TAML, effective March 31, 2024, pursuant to which TAML supports Global Advisors in providing investment advice to the Fund.  In connection with the appointment of TAML as a sub-advisor to the Fund, Peter D. Sartori has been added as a portfolio manager to the Fund.

A more detailed description of TAML and its investment operations, information about the new sub-advisory agreement with TAML, and the reasons the Board appointed TAML as a sub-advisor are included in the Information Statement.

This Notice of Internet Availability of Information Statement is being mailed beginning on or about June 28, 2024, to shareholders of record of the Fund as of June 18, 2024. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the Notice of Internet Availability of Information Statement. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have this document householded, please call us at (800) 632-2301.  The Information Statement will be available online until at least 90 days after mailing.  A paper or e-mail copy of the full Information Statement may be obtained, without charge, by contacting the Fund at (800) DIAL BEN / (800) 342-5236.  If you would like to receive a paper or e-mail copy of the full Information Statement, you must request one.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED

NOT TO SEND US A PROXY.

TLVIP SHLTR 06/24

Templeton GROWTH VIP Fund

A SERIES OF FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

One Franklin Parkway

San Mateo, CA 94403-19063

INFORMATION STATEMENT

This Information Statement describes a recent change involving the investment management of the Templeton Growth VIP Fund (the “Fund”), a series of Franklin Templeton Variable Insurance Products Trust (the “Trust”).  At a meeting held on February 26, 2024 (the “February Board Meeting”), the Trust’s Board of Trustees, on behalf of the Fund (the “Board” or the “Trustees”) appointed Templeton Asset Management, Ltd. (“TAML”) as sub-advisor to the Fund and approved a new sub-advisory agreement between Templeton Global Advisors Limited (“Global Advisors” or the “Investment Manager”), the Fund’s investment manager, and TAML, effective March 31, 2024, pursuant to which TAML supports Global Advisors in providing investment advice to the Fund.  In connection with the appointment of TAML as a sub-advisor to the Fund, Peter D. Sartori has been added as a portfolio manager to the Fund.  Global Advisors has the ultimate responsibility, subject to the oversight by the Board, to oversee the Fund’s sub-advisor(s) and recommend their hiring, termination and replacement.  Under an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”), Global Advisors is permitted to appoint and replace both wholly owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements without obtaining prior shareholder approval, but subject to the approval of the Board (the “Manager of Managers Order”).

This Information Statement is being made available via the internet beginning on or about June 28, 2024 to all shareholders of record of the Fund as of June 18, 2024 (the “Record Date”).  The Information Statement will be available online at https://franklintempletonprod.widen.net/s/6qhd5mcprp/tlvip_stmt until at least 90 days after its mailing to shareholders.  A paper or e-mail copy of this Information Statement may be obtained, without charge, by contacting the Fund at (800) DIAL BEN/(800) 342-5236.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED

 NOT TO SEND US A PROXY.

Why am I receiving this Information Statement?

This Information Statement is being furnished to you by the Board to inform shareholders of a recent change in the investment management of the Fund.  The Board, upon the recommendation of Global Advisors, has approved a new sub-advisory agreement for the Fund between Global Advisors and TAML (the “TAML Sub-Advisory Agreement”).  Global Advisors and TAML are both wholly owned subsidiaries of Franklin Resources, Inc. (“FRI”).  This Information Statement provides details regarding TAML, the TAML Sub-Advisory Agreement and the reasons the Board appointed TAML as a new sub-advisor.

What is the Manager of Managers Structure?

Following the appointment of TAML as a sub-advisor, the Fund currently has one sub-advisor.  TAML provides Global Advisors with investment management advice (which may include research and analysis).  Pursuant to the Manager of Managers Order, Global Advisors has the ultimate responsibility, subject to oversight by the Board, to oversee the Fund’s sub-advisor(s) and recommend their hiring, termination and replacement.  Global Advisors also, subject to the review and approval of the Board, sets the Fund’s overall investment strategy; evaluates, selects and recommends sub-advisor(s) to manage all or a portion of the Fund’s assets; and implements procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions.  Subject to review by the Board, Global Advisors may allocate and, when appropriate, reallocate the Fund’s assets among sub-advisors, and will monitor and evaluate each sub-advisor’s performance.

The Fund, however, must comply with certain conditions when relying on the Manager of Managers Order.  One condition is that the Fund, by providing this Information Statement, inform shareholders of the hiring of any new wholly owned or unaffiliated sub-advisor within ninety (90) days after the hiring.

APPOINTMENT OF TAML AS A SUB-ADVISOR TO THE FUND

Why was TAML appointed as a New Sub-Advisor?

Global Advisors recommended, and the Board approved, the appointment of TAML as a sub-advisor to the Fund in order to allow Peter D. Sartori to serve as a portfolio manager for the Fund. Prior to Global Advisors’ recommendation to the Board to approve the TAML Sub-Advisory Agreement, Peter M. Moeschter, Executive Vice President and Director of Global Advisors, Christopher James Peel, President, Chief Executive Officer and Director of Global Advisors, and Warren Pustam, Vice President of Global Advisors, were the named portfolio managers of the Fund, with Mr. Moeschter designated as the lead portfolio manager of the Fund. Mr. Sartori is the Director of Portfolio Management for the Templeton Global Equity Group and a portfolio manager of TAML. Mr. Sartori joined Franklin Templeton Investments in 2019 and is based in Singapore.  Management believes that the performance of the Fund would benefit from the dedicated focus of Mr. Sartori.

Has the addition of TAML increased the Fund’s fees and expenses?

No.  The addition of TAML as sub-advisor to the Fund has had no impact on the investment management fees charged to the Fund or the fees paid by Fund shareholders, because the fees paid by Global Advisors to TAML are deducted from the fees paid by the Fund to Global Advisors.  The approval of the TAML Sub-Advisory Agreement for the Fund did not affect how the Fund is managed or the Fund’s investment goal, principal investment strategies or the principal risks associated with an investment in the Fund.

Information about TAML

TAML, located at 7 Temasek Blvd., Suntec Tower 1, #38-03, Singapore 038987, is organized as a Public Company Limited by Shares Incorporated Sg in Singapore and is registered as an investment adviser with the SEC.  TAML is a wholly owned subsidiary of Franklin Templeton Capital Holdings Private Limited, and an indirect wholly owned subsidiary of FRI.  Together, TAML and its affiliates manage, as of May 31, 2024, approximately $1.64 trillion in assets, and have been in the investment management business since 1947. FRI is a publicly owned holding company with its principal offices located at One Franklin Parkway, San Mateo, California 94403-1906.  The principal stockholders of FRI are Charles B. Johnson and Rupert H. Johnson, Jr., who owned approximately 19% and 20%, respectively, of its outstanding shares as of May 31, 2024. The shares deemed to be beneficially owned by Charles B. Johnson include certain shares held by three private charitable foundations for which he is a trustee, of which he disclaims beneficial ownership. The shares deemed to be beneficially owned by Rupert H. Johnson, Jr. include certain shares held by a private charitable foundation for which he is a trustee or by his spouse, of which he disclaims beneficial ownership.

The following table sets forth the name, business address and principal occupation of the principal executive officers and directors of TAML.

Name and Address	Position	Principal Occupation
Tariq Ashfaq Ahmad 7 Temasek Blvd., Suntec Tower 1, #38-03, Singapore 038987	Co-Chief Executive Officer & Director	Head of Asia Pacific Distribution, Global Advisory Services, Franklin Templeton
Manraj Singh Sekhon 7 Temasek Blvd., Suntec Tower 1, #38-03, Singapore 038987	Co-Chief Executive Officer & Director	Chief Investment Officer of Templeton Global Investments
John Goh 7 Temasek Blvd., Suntec Tower 1, #38-03, Singapore 038987	Chief Compliance Officer	Director of Global Compliance, Franklin Templeton
Sean Chee Hong Chong 7 Temasek Blvd., Suntec Tower 1, #38-03, Singapore 038987	Company Secretary	Associate General Counsel – Legal-Asia Franklin Templeton
Seh Kuan Lim 7 Temasek Blvd., Suntec Tower 1, #38-03, Singapore 038987	Director	Chief Accounting Officer – Asia, Franklin Templeton
Tek-Khoan Ong 7 Temasek Blvd., Suntec Tower 1, #38-03, Singapore 038987	Director	Senior Managing Director and Director of Private Equity of Franklin Templeton Emerging Markets Equity Group

TAML manages two other U.S. registered investment companies with investment objectives and strategies similar to the Fund, as listed on Exhibit A.

material terms of the TAML Sub-Advisory Agreement

Below is a summary of the material terms of the TAML Sub-Advisory Agreement.  This summary is qualified in its entirety by reference to the TAML Sub-Advisory Agreement, a form of which is attached as Exhibit B.

Services.  Subject to the overall policies, direction and review of the Board and subject to the instructions and supervision of Global Advisors, TAML provides certain investment advisory services with respect to securities and investments and cash equivalents in the Fund.

Sub-advisory Fees.  TAML’s provision of sub-advisory services to the Fund has had no impact on the amount of investment management fees that are paid by the Fund or Fund shareholders because the fees that are received by TAML will be paid directly by Global Advisors.  Further, shareholder approval would be necessary to increase the investment management fees that are payable by the Fund, which is not contemplated.  The approval of the TAML Sub-Advisory Agreement will not affect how the Fund is managed or the Fund’s investment goals, principal investment strategies or the principal risks associated with an investment in the Fund.

Under the TAML Sub-Advisory Agreement, Global Advisors pays TAML a sub-advisory fee of 25% of the “net investment advisory fee” paid by the Fund to Global Advisors. The net investment advisory fee is defined in the TAML Sub-Advisory Agreement to equal (i) 96% of an amount equal to the total investment management fee payable to Global Advisors, minus any Fund fees and/or expenses waived and/or reimbursed by Global Advisors, minus (ii) any fees payable by Global Advisors to Franklin Templeton Services, LLC (“FT Services”) for fund administrative services.

Payment of Expenses.  During the term of the TAML Sub-Advisory Agreement, TAML pays all expenses incurred by it in connection with the services provided by it under the TAML Sub-Advisory Agreement other than the cost of securities (including brokerage commissions, if any) purchased by the Fund.

Brokerage.  TAML will use its best efforts to obtain for the Fund the most favorable price and execution available when placing trades for the Fund’s portfolio transactions. The TAML Sub-Advisory Agreement recognizes that TAML may place orders on behalf of the Fund with a broker who charges a commission for that transaction which is in excess of the amount of commissions that another broker would have charged for effecting that transaction, in recognition of the brokerage and research services that such broker provides, in accordance with the Fund’s policies and procedures, the terms of the Fund’s investment management agreement, the Fund’s prospectus and Statement of Additional Information, and applicable law.

Limitation of Liability.  The TAML Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties under such agreement on the part of TAML, neither TAML nor any of its directors, officers, employees or affiliates will be subject to liability to Global Advisors, the Trust, on behalf of the Fund, or to any shareholder of the Fund for any error of judgment or mistake of law or any other act or omission in the course of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

Continuance.  The TAML Sub-Advisory Agreement will continue in effect for two years after its effective date of March 31, 2024 unless earlier terminated. The TAML Sub-Advisory Agreement is thereafter renewable annually for successive periods of twelve (12) months by a vote of a majority of the Fund’s Independent Trustees at a meeting called for the purpose of voting on such approval, and either (a) the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which is defined in the Investment Company Act of 1940 (“1940 Act”), as the lesser of: (A) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of the Fund (a “1940 Act Majority Vote”), or (b) a majority of the Board as a whole.

Termination.  The TAML Sub-Advisory Agreement may be terminated (i) at any time, without payment of any penalty, by the Board upon written notice to Global Advisors and TAML, or a 1940 Act Majority Vote of the Fund’s shareholders, or (ii) by Global Advisors or TAML upon not less than sixty (60) days’ written notice to the other party.

What fees were paid by the Fund to affiliates of TAML during the most recent fiscal year?

Information regarding the fees paid by the Fund to affiliates of TAML during the Fund’s most recently completed fiscal year are provided below, under “ADDITIONAL INFORMATION ABOUT THE FUND.”

What factors did the Board consider when approving the TAML Sub-Advisory Agreement?

At the February Board Meeting, the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), reviewed and approved the TAML Sub-Advisory Agreement for an initial two-year period.  The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the TAML Sub-Advisory Agreement for the Fund.

The Board reviewed and considered information provided by Global Advisors at the February Board Meeting with respect to the TAML Sub-Advisory Agreement.  The Board also reviewed and considered the factors it deemed relevant in approving the TAML Sub-Advisory Agreement, including, but not limited to: (i) the nature, extent, and quality of the services to be provided by TAML; and (ii) the costs of the services to be provided by TAML. The Board further reviewed and considered information provided by management showing the expected impact of hiring TAML on the Investment Manager’s profitability consistent with the Manager of Managers Order. The Board also considered that management proposed that the Board approve the TAML Sub-Advisory Agreement in order to facilitate portfolio management team changes, effective March 31, 2024. The Board reviewed and further considered the form of TAML Sub-Advisory Agreement and the terms of the TAML Sub-Advisory Agreement, which were discussed at the February Board Meeting, noting that the terms and conditions of the TAML Sub-Advisory Agreement were identical (except with respect to the sub-advisory fee) to the terms and conditions of sub-advisory agreements for other Franklin Templeton (FT) mutual funds.

In approving the TAML Sub-Advisory Agreement, the Board, including a majority of the Independent Trustees, determined that the hiring of TAML is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which the Investment Manager or TAML derives an inappropriate advantage. The Board also determined that the terms of the TAML Sub-Advisory Agreement are fair and reasonable. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determinations.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services to be provided by TAML and currently being provided by the Investment Manager and its affiliates to the Fund and its shareholders. In doing so, the Board noted that the Fund employs a “manager of managers” structure pursuant to the Manager of Managers Order granted to the Investment Manager by the SEC, whereby the Investment Manager and the Fund may, without shareholder approval, enter into sub-advisory agreements with sub-advisors that are indirect or direct wholly owned subsidiaries of FRI. In particular, with respect to TAML, the Board took into account that the new portfolio manager proposed to serve as a portfolio manager for the Fund is an employee of TAML. The Board reviewed and considered information regarding the nature, quality and extent of investment sub-advisory services to be provided by TAML to the Fund and its shareholders under the TAML Sub-Advisory Agreement; TAML’s experience as a manager of other funds and accounts, including those within the FT organization; the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of TAML and TAML’s capabilities, as demonstrated by, among other things, its policies and procedures reasonably designed to prevent violations of the federal securities laws.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the FT family of funds. The Board noted the financial position of FRI, the parent of the Investment Manager and TAML, and its commitment to the mutual fund business as evidenced by its reassessment of fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the FT organization. The Board specifically noted FT’s commitment to technological innovation and advancement and investments to promote alternative investing.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services to be provided by TAML to the Fund and its shareholders.

Fund Performance

The Board noted its review and consideration of and conclusions made regarding the performance results of the Fund in connection with the 2023 annual contract renewals (“Annual Contract Renewal”) of the Fund’s investment management agreement and at regular Board meetings throughout the year.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the investment sub-advisory fee to be charged by TAML. The Board noted that the addition of TAML will have no impact on the amount of management fees that are currently paid by the Fund as TAML will be paid by the Investment Manager out of the management fee that the Investment Manager receives from the Fund. The Board further noted that the allocation of the fee between the Investment Manager and TAML reflected the services to be provided by TAML. The Board concluded that the proposed investment sub-advisory fee to be paid to TAML is reasonable.

Management Profitability and Economies of Scale

The Board noted management’s belief that the Investment Manager’s profitability is not expected to materially change as a result of the addition of TAML. The Board determined that its conclusions regarding profitability and economies of scale reached in connection with the Annual Contract Renewal of the investment management agreement with the Investment Manager had not changed as a result of the proposal to approve the TAML Sub-Advisory Agreement.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the TAML Sub-Advisory Agreement for the Fund for an initial two-year period.

ADDITIONAL INFORMATION ABOUT THE FUND

The Investment Manager

Global Advisors currently serves as the Fund’s investment manager pursuant to an amended and restated investment management agreement between Global Advisors and the Trust, on behalf of the Fund, dated December 29, 2017.  The Board most recently voted to renew the investment management agreement for the Fund on April 16, 2024.  Global Advisor’s principal offices are located at Lyford Cay, Nassau, Bahamas.  Global Advisors is an indirect, wholly owned subsidiary of FRI.  Further information about FRI and its principal shareholders can be found above under “INFORMATION ABOUT TAML.”

The Trustees who are interested persons of Global Advisors or its affiliates and certain officers of the Trust who are shareholders of FRI are not compensated by the Trust for their services, but may receive indirect remuneration due to their participation in management, advisory and other fees received by Global Advisors and its affiliates from the Fund.

The Trust, on behalf of the Fund, employs Global Advisors to manage the investment and reinvestment of the Fund’s assets, to administer its affairs and to provide or procure, as applicable, administrative and other services, subject to the oversight of the Board.  Under the management agreement, Global Advisors has the authority to make all determinations with respect to the investment of the Fund’s assets and the purchase and sale of its investment securities.  Global Advisors also may place orders for the execution of the Fund’s securities transactions.  In addition, Global Advisors has the authority and discretion to delegate its investment management responsibilities through the appointment of one or more sub-advisors.  In allocating the Fund’s assets, Global Advisors has discretion to not allocate any assets to one or more sub-advisors at any time.

The Fund pays Global Advisors a fee equal to an annual rate of:

•        1.000% of the value of its daily net assets up to and including $100 million;

•        0.900% of the value of its daily net assets over $100 million up to and including $250 million;

•        0.800% of the value of its daily net assets over $250 million up to and $500 million;

•        0.750% of the value of its daily net assets over $500 million up to and including $1 billion;

•        0.700% of the value of its daily net assets over $1 billion up to and including $5 billion;

•        0.675% of the value of its daily net assets over $5 billion up to and including $10 billion;

•        0.655% of the value of its daily net assets over $10 billion up to and including $15 billion;

•        0.635% of the value of its daily net assets over $15 billion up to and including $20 billion; and

•        0.615% of the value of its daily net assets over $20 billion

The fee is calculated daily and paid monthly according to the terms of the management agreement.  Each class of the Fund’s shares pays its proportionate share of the fee.

For the fiscal year ended December 31, 2023, Global Advisors has agreed to waive fees and/or reimburse operating expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses, interest expense and certain non-routine expenses or costs, such as those relating to litigation, indemnification, reorganizations and liquidations) for the Fund so that the ratio of total annual fund operating expenses will not exceed 0.87% for each share class. Global Advisors has also agreed to reduce its fees to reflect reduced services resulting from the Fund’s investments in Franklin Templeton affiliated funds. These arrangements are expected to continue until April 30, 2025.

The investment management fees, as a percentage of the Fund’s net assets, for the fiscal year ended December 31, 2023, was 0.85%. For the fiscal year ended December 31, 2023, the aggregate amount of the investment management fees paid by the Fund was $5,108,782 (after fee waivers/expenses reimbursed). Investment management fees for the Fund before waivers totaled $5,109,338.

TAML began serving as a sub-advisor to the Fund effective March 31, 2024.  Prior to the appointment of TAML as a sub-advisor, the Fund had no sub-advisors.  Global Advisors compensates TAML for providing investment management advice (which may include research and analysis services).

The Administrator

The administrator for the Fund is FT Services, with offices at One Franklin Parkway, San Mateo, California 94403-1906.  FT Services is an indirect, wholly owned subsidiary of FRI and an affiliate of Global Advisors and TAML.  The fee for administrative services provided by FT Services is paid by Global Advisors based on the Fund’s average daily net assets, and is not an additional expense of the Fund. For the fiscal year ended December 31, 2023, Global Advisors paid FT Services administrative fees of $528,524 for the Fund.  FT Services will continue to provide administrative services to the Fund.

The Principal Underwriter

The principal underwriter for the Fund is Franklin Distributors, LLC (“Distributors”), One Franklin Parkway, San Mateo, California 94403-1906.  As principal underwriter, Distributors receives underwriting commissions and 12b-1 fees pursuant to separate Rule 12b-1 plans adopted by the Board for the Fund, which fees are used for, among other things, service fees paid to securities dealers, advertising expenses and the costs of printing sales material and prospectuses.

For the fiscal year ended December 31, 2023, the aggregate amount of 12b-1 fees received by Distributors from the Fund’s Class 2 and Class 4 shares was $875,577 for the Fund, substantially all of which was paid to third-party financial intermediaries.

Distributors will continue to act as the principal underwriter for the Fund.

The Transfer Agent

The transfer agent, dividend-paying agent and shareholder servicing agent for the Fund is Franklin Templeton Investor Services, LLC (“FTIS”), located at 3344 Quality Drive, Rancho Cordova, CA 95670-7313.

FTIS will continue to act as the transfer agent, dividend-paying agent and shareholder servicing agent for the Fund.

Other Matters

The Fund’s most recent audited financial statements and annual report and the most recent semi-annual report to shareholders succeeding the annual report, if any, are available free of charge.  To obtain a copy, please call (800) DIAL BEN/(800) 342-5236 or send a written request to Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151.

Principal Shareholders

The outstanding shares and classes of the Fund as of June 18, 2024, are set forth in
Exhibit C.  To the knowledge of the Fund’s management, as of June 18, 2024, there were no other entities, except as set forth in Exhibit C, owning beneficially more than 5% of the outstanding shares of any class of the Fund.

In addition, to the knowledge of the Trust’s management, as of June 18, 2024, the officers and board members, as a group, owned less than 1% of the outstanding shares of the Fund. The board members may own shares in other funds in Franklin Templeton.

Contacting the Board

If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board at the Trust’s offices, 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, Attention:  Co-Secretary.  The correspondence will be given to the Board for review and consideration.

EXHIBIT A

Comparable Funds Advised or Sub-Advised by TAML

Name of Comparable Fund	Net Assets of Fund (as of May 31, 2024 – in millions)	Investment Management/Sub-Advisory Fee (annually, as a % of average daily net assets)	Investment Management/Sub-Advisory Fee Waived, Reduced or Compensation Otherwise Reduced? (Yes/No)
Templeton Growth Fund, Inc.	$8,859.9	25% of the “net investment advisory fee” paid by the Fund to Global Advisors

Yes – The Investment Manager has agreed to reduce its fees to reflect reduced services resulting from the Fund’s investments in Franklin Templeton affiliated funds. These arrangements are expected to continue until December 31, 2024.

Templeton World Fund series of Templeton Funds	$2,693.7	25% of the “net investment advisory fee” paid by the Fund to Global Advisors

Yes – The Investment Manager has agreed to reduce its fees to reflect reduced services resulting from the Fund’s investments in Franklin Templeton affiliated funds. These arrangements are expected to continue until December 31, 2024.

A-1

EXHIBIT B

FORM OF

SUB-ADVISORY AGREEMENT

[__________________] TRUST

on behalf of

[__________________] FUND

THIS SUB-ADVISORY AGREEMENT (the “Agreement”), made as of the [___] day of [_______], 2024, by and between Templeton Global Advisors Limited, a limited liability company existing under the laws of the Bahamas (“TGAL”), and TEMPLETON ASSET MANAGEMENT LTD, a limited liability company existing under the laws of Singapore (“TAML”).

W I T N E S E T H

WHEREAS, TGAL and TAML are each registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and are engaged in the business of supplying investment management services, as an independent contractor;

WHEREAS, TGAL, pursuant to an [amended and restated] investment management agreement (“Investment Management Agreement”), has been retained to render investment management services to the [____________] (the “Fund”), a series of [_____________] (the “Trust”), an investment management company registered with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, TGAL desires to retain TAML to render investment advisory, research and related services to the Fund pursuant to the terms and provisions of this Agreement, and TAML is interested in furnishing said services.

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

1.                TGAL hereby retains TAML, and TAML hereby accepts such engagement, to furnish certain investment advisory services with respect to the assets of the Fund, as more fully set forth herein.

(a)        Subject to the overall policies, direction and review of the Trust’s Board of Trustees (the “Board”) and to the instructions and supervision of TGAL, TAML agrees to provide certain investment advisory services with respect to securities and investments and cash equivalents in the Fund. TGAL will continue to have full responsibility for all investment advisory services provided to the Fund, including determining the manner in which any voting rights, rights to consent to corporate action and any other rights pertaining to the investment securities within the Fund shall be exercised.

(b)        Both TAML and TGAL may place all purchase and sale orders on behalf of the Fund.

(c)        Unless otherwise instructed by TGAL or the Board, and subject to the provisions of this Agreement and to any guidelines or limitations specified from time to time by TGAL or by the Board, TAML shall report daily all transactions effected by TAML on behalf of the Fund to TGAL and to other entities as reasonably directed by TGAL or the Board.

(d)        For the term of this Agreement, TAML shall provide the Board at least quarterly, in advance of the regular meetings of the Board, a report of its activities hereunder on behalf of the Fund for the next quarter, all in such form and detail as requested by the Board. Any team members shall also be available to attend such meetings of the Board as the Board may reasonably request.

(e)        In performing its services under this Agreement, TAML shall adhere to the Fund’s investment objective, policies and restrictions as contained in the Fund’s Prospectus and Statement of Additional Information, and in the Trust’s Amended and Restated Agreement and Declaration of Trust, and to the investment guidelines most recently established by TGAL and shall comply with the provisions of the 1940 Act and the rules and regulations of the SEC thereunder in all material respects and with the provisions of the United States Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies.

(f)        In carrying out its duties hereunder, TAML shall comply with all reasonable instructions of the Fund or TGAL in connection therewith.

2.         In performing the services described above, TAML shall use its best efforts to obtain for the Fund the most favorable price and execution available. Subject to prior authorization of appropriate policies and procedures by the Board, TAML may, to the extent authorized by law and in accordance with the terms of the Fund’s Investment Management Agreement, Prospectus and Statement of Additional Information, cause the Fund to pay a broker who provides brokerage and research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, in recognition of the brokerage and research services that such broker provides, viewed in terms of either the particular transaction or TAML’s overall responsibilities with respect to accounts managed by TAML. TAML may use for the benefit of its other clients any such brokerage and research services that TAML obtains from brokers or dealers. To the extent authorized by applicable law, TAML shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

3.         (a)        TGAL shall pay to TAML a monthly fee in U.S. dollars equal to 25% of the net investment advisory fee payable by the Fund to TGAL (the “Net Investment Advisory Fee”), calculated daily, as compensation for the services rendered and obligations assumed by TAML during the preceding month.

For purposes of this Agreement, the Net Investment Advisory Fee payable by the Fund to TGAL shall equal (i) 96% of an amount equal to the total investment management fees payable to TGAL, minus any Fund fees and/or expenses waived or reimbursed by TGAL, minus (ii) any fees payable by TGAL to Franklin Templeton Services, LLC for fund administrative services.

The sub-advisory fee under this Agreement shall be payable on the first business day of the first month following the effective day of this Agreement and shall be reduced by the amount of any advance payments made by TGAL relating to the previous month.

(b)        If this Agreement is terminated prior to the end of any month, the monthly fee shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the total number of calendar days in the month, and shall be payable within 10 days after the date of termination.

4.         It is understood that the services provided by TAML are not to be deemed exclusive. TGAL acknowledges that TAML may have investment responsibilities, render investment advice to, or perform other investment advisory services to other investment companies and clients, which may invest in the same type of securities as the Fund (collectively, “Clients”). TGAL agrees that TAML may give advice or exercise investment responsibility and take such other action with respect to such Clients which may differ from advice given or the timing or nature of action taken with respect to the Fund. In providing services, TAML may use information furnished by others to TGAL and TAML in providing services to other such Clients.

5.         TAML agrees to use its best efforts in performing the services to be provided by it pursuant to this Agreement.

6.         During the term of this Agreement, TAML will pay all expenses incurred by it in connection with the services to be provided by it under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Fund. The Fund and TGAL will be responsible for all of their respective expenses and liabilities.

7.         TAML shall, unless otherwise expressly provided and authorized, have no authority to act for or represent TGAL or the Fund in any way, or in any way be deemed an agent for TGAL or the Fund.

8.         TAML will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where TAML may be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

9.         This Agreement shall become effective as of the date first written above and shall continue in effect for two years. If not sooner terminated, this Agreement shall continue in effect for successive periods not exceeding 12 months each thereafter, provided that each such continuance shall be specifically approved at least annually by the vote of a majority of the Trust’s Board of Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast at a meeting called for the purpose of voting on such approval, and either the vote of (a) a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, or (b) a majority of the Trust’s Board of Trustees as a whole.

10.       (a)        Notwithstanding the foregoing, this Agreement may be terminated (i) at any time, without the payment of any penalty, by the Board upon written notice to TGAL and TAML, or by vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, or (ii) by TGAL or TAML upon not less than sixty (60) days’ written notice to the other party.

(b)        This Agreement shall terminate automatically in the event of any assignment thereof, as defined in the 1940 Act, and in the event of any termination or assignment of the Investment Management Agreement between TGAL and the Fund. (“Assignment” has the meaning set forth in the 1940 Act.)

11.       (a)        In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties hereunder on the part of TAML, neither TAML nor any of its directors, officers, employees or affiliates shall be subject to liability to TGAL, the Trust or the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

(b)        Notwithstanding paragraph 11(a), to the extent that TGAL is found by a court of competent jurisdiction, or the SEC or any other regulatory agency, to be liable to the Fund or any shareholder (a “liability”) for any acts undertaken by TAML pursuant to authority delegated as described in Paragraph 1(a), TAML shall indemnify TGAL and each of its affiliates, officers, directors and employees (each a “Franklin Indemnified Party”) harmless from, against, for and in respect of all losses, damages, costs and expenses incurred by a Franklin Indemnified Party with respect to such liability, together with all legal and other expenses reasonably incurred by any such Franklin Indemnified Party, in connection with such liability.

(c)        No provision of this Agreement shall be construed to protect any director or officer of TGAL or TAML from liability in violation of Sections 17(h) or (i), respectively, of the 1940 Act.

12.       In compliance with the requirements of Rule 31a-3 under the 1940 Act, TAML hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund, or to any third party at the Fund’s direction, any of such records upon the Fund’s request. TAML further agrees to preserve for periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

13.       Upon termination of TAML’s engagement under this Agreement or at the Fund’s direction, TAML shall forthwith deliver to the Fund, or to any third party at the Fund’s direction, all records, documents and books of accounts which are in the possession or control of TAML and relate directly and exclusively to the performance by TAML of its obligations under this Agreement; provided, however, that TAML shall be permitted to keep such records or copies thereof for such periods of time as are necessary to comply with applicable laws, in which case TAML shall provide the Fund or a designated third party with copies of such retained documents unless providing such copies would contravene such rules, regulations and laws.

Termination of this Agreement or TAML’s engagement hereunder shall be without prejudice to the rights and liabilities created hereunder prior to such termination.

14.       If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, in whole or in part, the other provisions hereof shall remain in full force and effect. Invalid provisions shall, in accordance with the intent and purpose of this Agreement, be replaced by such valid provisions which in their economic effect come as closely as legally possible to such invalid provisions.

15.       Any notice or other communication required to be given pursuant to this Agreement shall be in writing and given by personal delivery, pre-paid registered mail or nationally-recognized overnight delivery service, or by facsimile transmission and shall be effective upon receipt. Notices and communications shall be given:

(i)         to TGAL:

[_________________]

[_________________]

(ii)        to TAML :

[_________________]

[_________________]

16.       This Agreement shall be interpreted in accordance with and governed by the laws of the State of California.

17.       TAML acknowledges that it has received notice of and accepts the limitations of the Trust’s liability as set forth in its Amended and Restated Agreement and Declaration of Trust. TAML agrees that the Trust’s obligations hereunder shall be limited to the assets of the Fund; that no other series of the Trust shall be liable with respect to this Agreement or in connection with the matters contemplated herein; and that TAML shall not seek satisfaction of any such obligation from any shareholders of the Trust, the Fund nor from any trustee, officer, employee or agent of the Trust, or from any other series of the Trust.

18.       Where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers.

Templeton Global Advisors Limited

By:

Name:

Title:

TEMPLETON ASSET MANAGEMENT LTD

By:

Name:

Title:

EXHIBIT C

OUTSTANDING SHARES OF THE Fund

AS OF June 18, 2024

Templeton Growth VIP Fund	Outstanding Shares
Class 1 Shares	2,807,919.449
Class 2 Shares	26,116,782.550
Class 4 Shares	1,240,324.452
Total	30,165,026.451

5% SHAREHOLDERS

Entities Owning Beneficially more than Five Percent (5%) of the Outstanding Shares of any Class of the Fund as of June 18, 2024

Class	Name and Address of Account	Share Amount	Percentage of Class (%)
1	PHOENIX HOME LIFE 15 TECH VALLEY DR STE 2 EAST GREENBUSH NY 120614137	1,364,097.339	48.58
1	LINCOLN NATIONAL LIFE INSURANCE CO 1300 S CLINTON ST STOP 6H-02 FORT WAYNE IN 468023518	937,704.408	33.40
1	DELAWARE LIFE INSURANCE COMPANY DELAWARE LIFE VARIABLE ACCOUNT G 1601 TRAPELO RD STE 30 WALTHAM MA 024517360	264,006.069	9.40
2	LINCOLN NATIONAL LIFE INSURANCE CO 1300 S CLINTON ST STOP 6H-02 FORT WAYNE IN 468023518	1,422,803.458	5.45
2	PROTECTIVE LIFE INSURANCE CO FBO PL01 VARIABLE ANNUITY SEPARATE ACCOUNT 2801 HIGHWAY 280 S BIRMINGHAM AL 352232407	6,196,751.578	23.73
2	PROTECTIVE LIFE INSURANCE COMPANY FBO VARIABLE LIFE SEPARATE ACCOUNT PO BOX 2606 BIRMINGHAM AL 352022606	1,383,104.343	5.30
2	TALCOTT RESOLUTION LIFE & ANNUITY PO BOX 5051 HARTFORD CT 061025051	1,391,964.556	5.33
2	TALCOTT RESOLUTION LIFE & ANNUITY INS CO PO BOX 5051 HARTFORD CT 061025051	6,201,904.377	23.75
2	TALCOTT RESOLUTION LIFE INS CO PO BOX 5051 HARTFORD CT 061025051	3,516,012.098	13.46
4	TALCOTT RESOLUTION LIFE & ANNUITY INS CO PO BOX 5051 HARTFORD CT 061025051	856,789.962	69.08
4	TALCOTT RESOLUTION LIFE & ANNUITY INS CO PO BOX 5051 HARTFORD CT 061025051	328,950.414	26.52

C-1

TLVIP STMT 06/24

C-2